Execution Version

HENNESSY CAPITAL INVESTMENT CORP. VII
195 US Hwy 50, Suite 207
Zephyr Cove, Nevada 89448

August 27, 2025

HC VII Sponsor LLC
195 US Hwy 50, Suite 207
Zephyr Cove, Nevada 89448

AMENDMENT TO THE ADMINISTRATIVE SUPPORT AGREEMENT

This AMENDMENT TO THE ADMINISTRATIVE SUPPORT AGREEMENT, dated as of [•], 2025 (this "Amendment"), is entered into by and between Hennessy Capital Investment Corp. VII, a Cayman Islands exempted company (the "Company") and HC VII Sponsor LLC, a Nevada limited liability company ("Hennessy Capital").

WHEREAS, the parties hereto previously entered into that certain Administrative Support Agreement, dated as of January 16, 2025 (the "Administrative Support Agreement");

WHEREAS, the Administrative Support Agreement may be amended, modified or waived as to any particular provision by a written instrument executed by the parties thereto; and

WHEREAS, subject to the terms and conditions set forth herein, the parties hereto desire to amend the Administrative Support Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Paragraph (i) of the Administrative Support Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

> "Hennessy Capital shall make available, or cause to be made available, to the Company, at 195 US Hwy 50, Suite 207, Zephyr Cove, Nevada 89448 (or any successor location of Hennessy Capital), certain office space, utilities and secretarial and administrative support as may be reasonably required by the Company. In exchange therefor, the Company shall pay Hennessy Capital the sum of ~~$15,000~~$25,000 per month on the Listing Date and continuing monthly thereafter until the Termination Date"

2. All references to 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada 89448 in the Administrative Support Agreement are hereby amended and restated to refer to 195 US Hwy 50, Suite 207, Zephyr Cove, Nevada 89448. Accordingly, wherever the Agreement refers to 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada 89448, such reference shall be deemed to refer to 195 US Hwy 50, Suite 207, Zephyr Cove, Nevada 89448 for all purposes under the Administrative Support Agreement.

3. Except as expressly amended by this Amendment, all of the terms and provisions of the Administrative Support Agreement are unchanged and remain in full force and effect. From and after the date of this Amendment, any reference to "this Agreement" or "hereto" in the Administrative Support Agreement and any reference to "the Letter Agreement" or a similar reference to the Administrative Support

Agreement in this Amendment or in any other document or instrument executed or delivered in connection therewith or herewith shall be construed as a reference to the Administrative Support Agreement as amended by this Amendment. In the event of any conflict between the terms of this Amendment and the terms of the Administrative Support Agreement, the terms of this Amendment shall control.

4. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted by electronic transmission (including by email or in .pdf format) or facsimile as well as electronically or digitally executed counterparts (such as DocuSign) shall have the same authority, effect, and enforceability as an original signature and shall be considered irrevocable originally executed counterparts of this Amendment.

5. This Amendment shall be construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

[Signature Pages Follow]

Very truly yours,

Hennessy Capital Investment Corp. VII

By: */s/ Daniel J. Hennessy*

Name: Daniel J. Hennessy

Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

HC Sponsor LLC

By: Hennessy Capital Group LLC,
its Manager

By: */s/ Daniel J. Hennessy*

Name: Daniel J. Hennessy

Title: Managing Member